UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) February 14, 2008

MSC Industrial Direct Co., Inc.
(Exact name of registrant as specified in its charter)
New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Maxess Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (516) 812-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 14, 2008, the Registrant entered into a First Amendment to the Credit Agreement (the “Credit Agreement”), dated as of June 8, 2006, by and among the Registrant, the banks and financial institutions party to the Credit Agreement, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., HSBC Bank USA, N.A. and Sovereign Bank, as co-documentation agents and Citibank, N.A., as syndication agent.  Pursuant to the supplements executed by certain Lenders under the Credit Agreement, the revolving commitments have been increased to $150,000,000.  Pursuant to the amended Credit Agreement, the Registrant may from time to time request that the Lenders increase the amount of revolving commitments  up to $225,000,000, which, if accepted by the Lenders could increase the maximum amount of revolving commitments available under the original terms of the Credit Agreement by up to $75,000,000.  There is currently $74,000,000 borrowed under the revolving credit line and $159,625,000 borrowed under the term loan facility under the Credit Agreement.  The Registrant intends to use the increased borrowing capacity to repay any amounts borrowed under the Promissory Note entered into by the Registrant on February 7, 2008, in favor of JPMorgan Chase Bank, N.A., for working capital purposes and for the repurchase, from time to time, of shares of the Registrant’s Class A Common Stock traded on the New York Stock Exchange; however, the Registrant is not obligated to, and may not, repurchase such shares, in its sole discretion.  All other material terms of the Credit Agreement remain unchanged.  A copy of the First Amendment to the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth above under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits:

10.1           First Amendment, dated as of February 14, 2008, to the Credit Agreement, dated as of June 8, 2006, among MSC Industrial Direct Co., Inc., as Borrower, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., HSBC Bank USA, N.A. and Sovereign Bank, as co-documentation agents and Citibank, N.A., as syndication agent.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            MSC Industrial Direct Co., Inc.

Date:  February 19, 2008                                                                                       By: /s/ Shelley M. Boxer
            Name: Shelley M. Boxer
             Title:   Vice President, Finance